Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Thomas Group, Inc.(the “Company”) for the three month period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each certify that:

1.                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thomas Group.

/s/ JAMES T. TAYLOR
James T. Taylor
President and Chief Executive Officer
May 15, 2007
/s/ DAVID ENGLISH
David English
Vice President, Chief Financial Officer,
Treasurer, and Secretary
May 15, 2007